EXHIBIT 10.1

SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS
OFFEROR TO COMPLETE BLOCKS 12, 17, 23, 24, & 30

1. REQUISITION NUMBER: DEMO1PRY2024
PAGE 1 OF 14

2. CONTRACT NO.: 70RTAC21D00000001
3. AWARD/EFFECTIVE DATE:
4. ORDER NUMBER: 70FA3024F00000001
5. SOLICITATION NUMBER:
6. SOLICITATION ISSUE DATE:

7. FOR SOLICITATION INFORMATION CALL: a. NAME: Cordelia Johnson
b. TELEPHONE NUMBER (No collect calls):
8. OFFER DUE DATE/LOCAL TIME: ES

9. ISSUED BY — CODE 70FA30
70FA30
FEDERAL EMERGENCY MANAGEMENT AGENCY
INFORMATION TECHNOLOGY
COMMODITIES AND TELECOMMUNICATIONS
500 C STREET SW 3RD FLOOR
WASHINGTON DC 20472

10. THIS ACQUISITION IS ☒ UNRESTRICTED OR ☐ SET ASIDE: % FOR: ☐ SMALL BUSINESS ☐ WOMEN-OWNED SMALL BUSINESS (WOSB) ELIGIBLE UNDER THE WOMEN-OWNED SMALL BUSINESS PROGRAM ☐ HUBZONE SMALL BUSINESS ☐ EDWOSB ☐ SERVICE-DISABLED VETERAN-OWNED SMALL BUSINESS ☐ 8(A)
NAICS: 517121
SIZE STANDARD: 1,500

11. DELIVERY FOR FOB DESTINATION UNLESS BLOCK IS MARKED ☒ SEE SCHEDULE
12. DISCOUNT TERMS:
13a. ☐ THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700)
13b. RATING:
14. METHOD OF SOLICITATION ☐ RFQ ☐ IFB ☐ RFP

15. DELIVER TO — CODE:
Multiple Destinations

16. ADMINISTERED BY — CODE 70FA30
70FA30
FEDERAL EMERGENCY MANAGEMENT AGENCY
INFORMATION TECHNOLOGY
COMMODITIES AND TELECOMMUNICATIONS
500 C STREET SW 3RD FLOOR
WASHINGTON DC 20472

17a. CONTRACTOR/OFFEROR — CODE MKJGBYTR5MM4 — FACILITY CODE:
WIDEPOINT INTEGRATED SOLUTIONS CORP
ATTN LJUBICA SREDOJEVIC-GIRON
11250 WAPLES MILL RD
SOUTH TOWER SUITE 210
FAIRFAX VA 22030

TELEPHONE NO. 7033495644

17b. ☐ CHECK IF REMITTANCE IS DIFFERENT AND PUT SUCH ADDRESS IN OFFER

18a. PAYMENT WILL BE MADE BY — CODE FEMA
FEMA FINANCE CENTER
FEMA FINANCE CENTER
PO BOX 9001
WINCHESTER VA 22604

18b. SUBMIT INVOICES TO ADDRESS SHOWN IN BLOCK 18a UNLESS BLOCK BELOW IS CHECKED ☐ SEE ADDENDUM

19. ITEM NO.	20. SCHEDULE OF SUPPLIES/SERVICES	21. QUANTITY	22. UNIT	23. UNIT PRICE	24. AMOUNT
	UEI: MKJGBYTR5MM4 The Federal Emergency Management Agency (FEMA) is issuing Task Order 70FA3024F00000001 for Cellular Wireless Managed Services (CWMS) in accordance with the DHS Strategic Source CWMS IDIQ Vehicle 70RTAC21D00000001 and the quote from WidePoint Integrated Solutions Corporation dated 10/5/2023. This task order will have a base period and two options.				

(Use Reverse and/or Attach Additional Sheets as Necessary)

25. ACCOUNTING AND APPROPRIATION DATA: 2024-OS-A701-A600--2500
26. TOTAL AWARD AMOUNT (For Govt. Use Only): $20,169,765.04

☐ 27a. SOLICITATION INCORPORATES BY REFERENCE FAR 52.212-1, 52.212-4. FAR 52.212-3 AND 52.212-5 ARE ATTACHED. ADDENDA ☐ ARE ☐ ARE NOT ATTACHED.
☐ 27b. CONTRACT/PURCHASE ORDER INCORPORATES BY REFERENCE FAR 52.212-4. FAR 52.212-5 IS ATTACHED. ADDENDA ☐ ARE ☐ ARE NOT ATTACHED.

☐ 28. CONTRACTOR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN COPIES TO ISSUING OFFICE. CONTRACTOR AGREES TO FURNISH AND DELIVER ALL ITEMS SET FORTH OR OTHERWISE IDENTIFIED ABOVE AND ON ANY ADDITIONAL SHEETS SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED.

☐ 29. AWARD OF CONTRACT: OFFER DATED ______, YOUR OFFER ON SOLICITATION (BLOCK 5), INCLUDING ANY ADDITIONS OR CHANGES WHICH ARE SET FORTH HEREIN, IS ACCEPTED AS TO ITEMS:

30a. SIGNATURE OF OFFEROR/CONTRACTOR: [signature]
30b. NAME AND TITLE OF SIGNER (Type or print): Todd Dzyak COO
30c. DATE SIGNED: 10/11/2023

31a. UNITED STATES OF AMERICA (SIGNATURE OF CONTRACTING OFFICER): CORNELL E HOUSE — Digitally signed by CORNELL E HOUSE Date: 2023.10.11 09:44:25 -04'00'
31b. NAME OF CONTRACTING OFFICER (Type or print): Cornell E. House
31c. DATE SIGNED: 10/11/2023

AUTHORIZED FOR LOCAL REPRODUCTION
PREVIOUS EDITION IS NOT USABLE

STANDARD FORM 1449 (REV. 2/2012)
Prescribed by GSA - FAR (48 CFR) 53.212

19. ITEM NO.	20. SCHEDULE OF SUPPLIES/SERVICES	21. QUANTITY	22. UNIT	23. UNIT PRICE	24. AMOUNT
	Base: October 11, 2023 - October 10, 2024 Option One: October 11, 2024 - October 10, 2025 Option Two: October 11, 2025 - October 10, 2026 DO/DPAS Rating: A-NONE BFY: 2024 Fund Code: OS Program: A701 Organization: A600 Object Class: 2500 Fund Type: D Period of Performance: 10/11/2023 to 10/10/2024				
0001	CLIN 3001B Core Services (December 1, 2023, to October 1,2024) [redacted] Accounting Info: 2024-OS-A701-A600--2500 BFY: 2024 Fund Code: OS Program: A701 Organization: A600 Object Class: 2500 Fund Type: D SAF Amount [redacted] (Subject to Availability of Funds)				0.00
0002	CLIN 3001B Core Services (October 1, 2023 to November 31,2023) [redacted] Continued ...				0.00

32a. QUANTITY IN COLUMN 21 HAS BEEN

☐ RECEIVED ☐ INSPECTED ☐ ACCEPTED, AND CONFORMS TO THE CONTRACT, EXCEPT AS NOTED:

32b. SIGNATURE OF AUTHORIZED GOVERNMENT REPRESENTATIVE

32c. DATE

32d. PRINTED NAME AND TITLE OF AUTHORIZED GOVERNMENT REPRESENTATIVE

32e. MAILING ADDRESS OF AUTHORIZED GOVERNMENT REPRESENTATIVE

32f. TELEPHONE NUMBER OF AUTHORIZED GOVERNMENT REPRESENTATIVE

32g. E-MAIL OF AUTHORIZED GOVERNMENT REPRESENTATIVE

33. SHIP NUMBER ☐ PARTIAL ☐ FINAL

34. VOUCHER NUMBER

35. AMOUNT VERIFIED CORRECT FOR

36. PAYMENT ☐ COMPLETE ☐ PARTIAL ☐ FINAL

37. CHECK NUMBER

38. S/R ACCOUNT NUMBER

39. S/R VOUCHER NUMBER

40. PAID BY

41a. I CERTIFY THIS ACCOUNT IS CORRECT AND PROPER FOR PAYMENT

41b. SIGNATURE AND TITLE OF CERTIFYING OFFICER

41c. DATE

42a. RECEIVED BY (Print)

42b. RECEIVED AT (Location)

42c. DATE REC'D (YY/MM/DD)

42d. TOTAL CONTAINERS

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED 70RTAC21D00000001/70FA3024F00000001	PAGE 3 OF 14

NAME OF OFFEROR OR CONTRACTOR
WIDEPOINT INTEGRATED SOLUTIONS CORP

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	Accounting Info: 2024-OS-A701-A600--2500 BFY: 2024 Fund Code: OS Program: A701 Organization: A600 Object Class: 2500 Fund Type: D SAF Amount [redacted]				
0003	CLIN 3004A - Help Desk Specialist (Journeyman) [redacted] Accounting Info: 2024-OS-A701-A600--2500 BFY: 2024 Fund Code: OS Program: A701 Organization: A600 Object Class: 2500 Fund Type: D SAF Amount [redacted]				0.00
0004 0.00	CLIN 3004A Help Desk Specialist (Senior) Help Desk Specialist (Senior) [redacted] Accounting Info: 2024-OS-A701-A600--2500 BFY: 2024 Fund Code: OS Program: A701 Organization: A600 Object Class: 2500 Fund Type: D SAF Amount [redacted]				
0005	CLIN 3004A Network Engineer [redacted] Accounting Info: 2024-OS-A701-A600--2500 BFY: 2024 Fund Code: OS Program: A701 Organization: A600 Object Class: 2500 Fund Type: D SAF Amount [redacted] Continued ...				0.00

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED 70RTAC21D00000001/70FA3024F00000001	PAGE 4 OF 14

NAME OF OFFEROR OR CONTRACTOR
WIDEPOINT INTEGRATED SOLUTIONS CORP

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
0006	CLIN 3005 Carrier Services (AT&T) International [redacted] Accounting Info: 2024-OS-A701-A600--2500 BFY: 2024 Fund Code: OS Program: A701 Organization: A600 Object Class: 2500 Fund Type: D SAF Amount [redacted]				0.00
0007	CLIN 3005 Carrier Services (FirstNet) Message Archiving Fee [redacted] Accounting Info: 2024-OS-A701-A600--2500 BFY: 2024 Fund Code: OS Program: A701 Organization: A600 Object Class: 2500 Fund Type: D SAF Amount [redacted]				0.00
0008	CLIN 3005 Carrier Services (FirstNet) Primary User Unlimited Enhanced for Smartphones [redacted] Accounting Info: 2024-OS-A701-A600--2500 BFY: 2024 Fund Code: OS Program: A701 Organization: A600 Object Class: 2500 Fund Type: D SAF Amount [redacted]				0.00
0009	CLIN 3005 Carrier Services (FirstNet) Primary User Unlimited for Data-only devices [redacted] Continued ...				0.00

NAME OF OFFEROR OR CONTRACTOR
WIDEPOINT INTEGRATED SOLUTIONS CORP

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	Accounting Info: 2024-OS-A701-A600--2500 BFY: 2024 Fund Code: OS Program: A701 Organization: A600 Object Class: 2500 Fund Type: D SAF Amount [redacted]				
0010	CLIN 3005 Carrier Services (FirstNet) Primary User Unlimited for Data-only devices - Onboarding [redacted] Accounting Info: 2024-OS-A701-A600--2500 BFY: 2024 Fund Code: OS Program: A701 Organization: A600 Object Class: 2500 Fund Type: D SAF Amount [redacted]				0.00
0011	CLIN 3005 Carrier Services (Verizon) Custom 4G Unlimited Smartphone Plan with Mobile Broadband Priority and Preemption for National Security, Public Safety, and First Responders [redacted] Accounting Info: 2024-OS-A701-A600--2500 BFY: 2024 Fund Code: OS Program: A701 Organization: A600 Object Class: 2500 Fund Type: D SAF Amount [redacted]				0.00
0012	CLIN 3005 Carrier Services (Verizon) Custom 4G Unlimited Mobile Broadband Plan with Mobile Broadband Priority and Preemption for National - Verizon Aircard Public Sector Mobile Continued ...				0.00

NAME OF OFFEROR OR CONTRACTOR
WIDEPOINT INTEGRATED SOLUTIONS CORP

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	Broadband/M2M Plans 20GB" [redacted] Accounting Info: 2024-OS-A701-A600--2500 BFY: 2024 Fund Code: OS Program: A701 Organization: A600 Object Class: 2500 Fund Type: D SAF Amount [redacted]				
0013	CLIN 3005 Carrier Services (Verizon) Custom 4G Unlimited Mobile Broadband Plan with Mobile Broadband Priority and Preemption for National Security, Public Safety, and First Responders - Smartphone [redacted] Accounting Info: 2024-OS-A701-A600--2500 BFY: 2024 Fund Code: OS Program: A701 Organization: A600 Object Class: 2500 Fund Type: D SAF Amount [redacted]				0.00
0014	CLIN 3005 Verizon Data Loaner - V2Access Calling Plans (National Access/Broadband Access and Global Access) [redacted] Accounting Info: 2024-OS-A701-A600--2500 BFY: 2024 Fund Code: OS Program: A701 Organization: A600 Object Class: 2500 Fund Type: D SAF Amount [redacted]				0.00
0015	CLIN 3005 Verizon Data Loaner - V2Access Calling Continued ...				0.00

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED 70RTAC21D00000001/70FA3024F00000001	PAGE 7 OF 14

NAME OF OFFEROR OR CONTRACTOR
WIDEPOINT INTEGRATED SOLUTIONS CORP

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	Plans (National Access/Broadband Access and Global Access) [redacted] Accounting Info: 2024-OS-A701-A600--2500 BFY: 2024 Fund Code: OS Program: A701 Organization: A600 Object Class: 2500 Fund Type: D SAF Amount [redacted]				
0016	CLIN 3005 Verizon SmartPhone Loaner - (Global) America's Choice for Government Voice & Global Data Plans [redacted] Accounting Info: 2024-OS-A701-A600--2500 BFY: 2024 Fund Code: OS Program: A701 Organization: A600 Object Class: 2500 Fund Type: D SAF Amount [redacted]				0.00
0017 0.00	CLIN 4001B - Core Services (October 1-2024 - November 31, 2024) 2 months 31206 devices Amount: [redacted] Date Option to be Exercised 09/02/2024				
0018 0.00	CLIN 4001B Core Services (December 1, 2024, to October 1,2025) 10 months for 31206 Devices Amount: [redacted] Date Option to be Exercised 09/02/2024				
0019	CLIN 4004A Help Desk Specialist (Journeyman) 3760 hours Amount: [redacted] Continued ...				0.0

NSN 7540-01-152-8067

OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

NAME OF OFFEROR OR CONTRACTOR
WIDEPOINT INTEGRATED SOLUTIONS CORP

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	Date Option to be Exercised 09/02/2024 Product/Service Code: DE11 Product/Service Description: IT AND TELECOM - MOBILE DEVICE AS A SERVICE				
0020	CLIN 4004A Help Desk Specialist (Senior) 5640 hours Amount: [redacted] Date Option to be Exercised 09/02/2024 Product/Service Code: DE11 Product/Service Description: IT AND TELECOM - MOBILE DEVICE AS A SERVICE				0.00
0021 0.00	CLIN 4004A Network Engineer 3760 hours Amount: [redacted] Date Option to be Exercised 09/02/2024 Product/Service Code: DE11 Product/Service Description: IT AND TELECOM - MOBILE DEVICE AS A SERVICE				
0022	CLIN 4005 Carrier Services (AT&T) International Daily Pass 160 Passes Amount: [redacted] Date Option to be Exercised 09/02/2024 Product/Service Code: DE11 Product/Service Description: IT AND TELECOM - MOBILE DEVICE AS A SERVICE				0.00
0023	CLIN 4005 Carrier Services (FirstNet) Message Archiving Fee 12 months 24506 devices Amount: [redacted] Date Option to be Exercised 09/02/2024				0.00
0024	CLIN 4005 Carrier Services (FirstNet) Primary User Unlimited Enhanced for Smartphones 12 months for 24619 devices Amount: [redacted] Date Option to be Exercised 09/02/2024 Continued ...				0.00

NAME OF OFFEROR OR CONTRACTOR
WIDEPOINT INTEGRATED SOLUTIONS CORP

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	Product/Service Code: DE11 Product/Service Description: IT AND TELECOM - MOBILE DEVICE AS A SERVICE				
0025	CLIN 4005 Carrier Services (FirstNet) Primary User Unlimited for Data-only devices months devices Amount: [redacted] Date Option to be Exercised 09/02/2024 Product/Service Code: DE11 Product/Service Description: IT AND TELECOM - MOBILE DEVICE AS A SERVICE				0.00
0026	CLIN 4005 Carrier Services (FirstNet) Primary User Unlimited for Data-only devices - Onboarding 12 months 380 devices Amount: [redacted] Date Option to be Exercised 09/02/2024				0.00
0027	CLIN 4005 Carrier Services (Verizon) Custom 4G Unlimited Mobile Broadband Plan with Mobile Broadband Priority and Preemption for National Security, Public Safety, and First Responders - Ancillary Devices 12months 1440 devices Amount: [redacted] Date Option to be Exercised 09/02/2024 Product/Service Code: DE11 Product/Service Description: IT AND TELECOM - MOBILE DEVICE AS A SERVICE				0.00
0028	CLIN 4005 "Carrier Services (Verizon) Custom 4G Unlimited Mobile Broadband Plan with Mobile Broadband Priority and Preemption for National - Verizon Aircard Public Sector Mobile Broadband/M2M Plans 20GB" 12 months 199 devices Amount: [redacted] Continued ...				0.00

NAME OF OFFEROR OR CONTRACTOR
WIDEPOINT INTEGRATED SOLUTIONS CORP

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	Date Option to be Exercised 09/02/2024 Product/Service Code: DE11 Product/Service Description: IT AND TELECOM - MOBILE DEVICE AS A SERVICE				
0029	CLIN 4005 Carrier Services (Verizon) Custom 4G Unlimited Mobile Broadband Plan with Mobile Broadband Priority and Preemption for National Security, Public Safety, and First Responders - Smartphone [redacted] Amount: [redacted] Date Option to be Exercised 09/02/2024 Product/Service Code: DE11 Product/Service Description: IT AND TELECOM - MOBILE DEVICE AS A SERVICE				0.00
0030	CLIN 4005 Verizon Data Loaner - VZAccess Calling Plans (NationalAccess/BroadbandAccess and GlobalAccess) 12 months 10 devices Amount: [redacted]) Date Option to be Exercised 09/02/2024 Product/Service Code: DE11 Product/Service Description: IT AND TELECOM - MOBILE DEVICE AS A SERVICE				0.00
0031	CLIN 4005 Verizon Data Loaner - VZAccess Calling Plans (NationalAccess/BroadbandAccess and GlobalAccess) - International Usage 12 months 10 devices Amount: [redacted] Date Option to be Exercised 09/02/2024 Product/Service Code: DE11 Product/Service Description: IT AND TELECOM - MOBILE DEVICE AS A SERVICE				0.00
0032	CLIN 4005 Verizon SmartPhone Loaner - (Global) America's Choice for Government Voice & Global Continued ...				0.00

NAME OF OFFEROR OR CONTRACTOR
WIDEPOINT INTEGRATED SOLUTIONS CORP

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	Data Plans 400 min Pooled 12 months 25 devices Amount: [redacted] Date Option to be Exercised 09/02/2024 Product/Service Code: DE11 Product/Service Description: IT AND TELECOM - MOBILE DEVICE AS A SERVICE				
0033 0.00	CLIN 5001B Core Services 2 months (October 2025 November 2025) 31206 devices Amount: [redacted] Date Option to be Exercised 09/01/2025				
0034	CLIN 5004A Help Desk Specialist (Journeyman) 12 months 3760 hours Amount: [redacted] Date Option to be Exercised 09/01/2025 Product/Service Code: DE11 Product/Service Description: IT AND TELECOM - MOBILE DEVICE AS A SERVICE				0.0
0035	CLIN 5004A Help Desk Specialist (Senior) 12 months 5670 hours Amount: [redacted] Date Option to be Exercised 09/01/2025 Product/Service Code: DE11 Product/Service Description: IT AND TELECOM - MOBILE DEVICE AS A SERVICE				0.00
0036 0.00	CLIN 5004A Network Engineer 12 months 3760 hours Amount: [redacted] Date Option to be Exercised 09/01/2025 Product/Service Code: DE11 Product/Service Description: IT AND TELECOM - MOBILE DEVICE AS A SERVICE Continued ...				

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED 70RTAC21D00000001/70FA3024F00000001	PAGE 12 OF 14

NAME OF OFFEROR OR CONTRACTOR
WIDEPOINT INTEGRATED SOLUTIONS CORP

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
0037	CLIN 5005 Carrier Services (AT&T) International Daily Pass 12 months 160 Passes Amount: [redacted] Date Option to be Exercised 09/01/2025 Product/Service Code: DE11 Product/Service Description: IT AND TELECOM - MOBILE DEVICE AS A SERVICE				0.00
0038	CLIN 5005 Carrier Services (FirstNet) Message Archiving Fee 12 months 24506 devices Amount: [redacted] Date Option to be Exercised 09/01/2025				0.00
0039	CLIN 5005 Carrier Services (FirstNet) Primary User Unlimited Enhanced for Smartphones 12 months 24619 devices Amount: [redacted]) Date Option to be Exercised 09/01/2025 Product/Service Code: DE11 Product/Service Description: IT AND TELECOM - MOBILE DEVICE AS A SERVICE				0.00
0040	CLIN 5005 Carrier Services (FirstNet) Primary User Unlimited for Data-only devices 12 months 1624 devices Amount: [redacted] Date Option to be Exercised 09/01/2025 Product/Service Code: DE11 Product/Service Description: IT AND TELECOM - MOBILE DEVICE AS A SERVICE				0.00
0041	CLIN 5005 Carrier Services (FirstNet) Primary User Unlimited for Data-only devices - Onboarding 12 months 380 devices Amount: [redacted] Continued ...				0.00

NAME OF OFFEROR OR CONTRACTOR
WIDEPOINT INTEGRATED SOLUTIONS CORP

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	Date Option to be Exercised 09/01/2025				
0042	CLIN 5005 Carrier Services (Verizon) Custom 4G Unlimited Mobile Broadband Plan with Mobile Broadband Priority and Preemption for National Security, Public Safety, and First Responders - Ancillary Devices [redacted] Amount: [redacted] Date Option to be Exercised 09/01/2025 Product/Service Code: DE11 Product/Service Description: IT AND TELECOM - MOBILE DEVICE AS A SERVICE				0.00
0043	CLIN 5005 "Carrier Services (Verizon) Custom 4G Unlimited Mobile Broadband Plan with Mobile Broadband Priority and Preemption for National - Verizon Aircard Public Sector Mobile Broadband/M2M Plans 20GB" [redacted] Amount: [redacted] Date Option to be Exercised 09/01/2025 Product/Service Code: DE11 Product/Service Description: IT AND TELECOM - MOBILE DEVICE AS A SERVICE				0.00
0044	CLIN 5005 Carrier Services (Verizon) Custom 4G Unlimited Mobile Broadband Plan with Mobile Broadband Priority and Preemption for National Security, Public Safety, and First Responders - Smartphone [redacted] Amount: [redacted] Date Option to be Exercised 09/01/2025 Product/Service Code: DE11 Product/Service Description: IT AND TELECOM - MOBILE DEVICE AS A SERVICE				0.00
0045	CLIN 5005 Verizon Data Loaner - VZAccess Calling Plans (NationalAccess/BroadbandAccess and Continued ...				0.00

NAME OF OFFEROR OR CONTRACTOR
WIDEPOINT INTEGRATED SOLUTIONS CORP

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	GlobalAccess) 12 months 10 devices Amount: [redacted] Date Option to be Exercised 09/01/2025 Product/Service Code: DE11 Product/Service Description: IT AND TELECOM - MOBILE DEVICE AS A SERVICE				
0046	CLIN 5005 Verizon Data Loaner - VZAccess Calling Plans (NationalAccess/BroadbandAccess and GlobalAccess) - International Usage 12 months 10 devices Amount: [redacted] Date Option to be Exercised 09/01/2025 Product/Service Code: DE11 Product/Service Description: IT AND TELECOM - MOBILE DEVICE AS A SERVICE				0.00
0047	CLIN 5005 Verizon SmartPhone Loaner - (Global) America's Choice for Government Voice & Global Data Plans 400 min Pooled 12 months 25 devices Amount: [redacted] Date Option to be Exercised 09/01/2025 Product/Service Code: DE11 Product/Service Description: IT AND TELECOM - MOBILE DEVICE AS A SERVICE				0.00